Company Contact: Mr. Xiqun Yu Chairman and CEO China Education Alliance, Inc. Tel: +86-451-8233-5794 E-mail: yxq@edu-chn.com	Investor Relations Contact: Mr. Crocker Coulson President CCG Elite Investor Relations Tel: +1-646-213-1915 (NY Office) E-mail: crocker.coulson@ccgir.com www.ccgelite.com

For Immediate Release

China Education Alliance Appoints New CFO

Harbin, Heilongjiang Province, China - June 5, 2008 - China Education Alliance, Inc. (OTC Bulletin Board: CEUA.OB) (“China Education Alliance” or “the Company”), a leading distributor of educational resources, offering high-quality programs and training both through online networks and an on-site training center in China, today announced the appointment of Ms. Susan Liu as its Chief Financial Officer.

Ms. Liu has served as Chief Financial Officer of OTC listed companies, Entech Environmental Technologies, Inc. and Hendrx Corp. since July 2007. Prior to that she was Finance Manager of the Greater China Region for Hyclone Biochemical China, owned by US Fortune 500 company Thermo-Fisher Scientific from 2005 to 2006. Ms. Liu was also a Finance Analyst for Fortune 500 listed Fortum Power and Heat Oil in Beijing, Investment Manger for CMG (China) Investment Management, Finance Manager for Meadow Gold Investment Company in China, and an accountant with Beijing-Olkaland Water Proof and Construction Material Company. Ms. Liu holds a Bachelor’s degree in Accounting from An Hui Finance & Trade University and a Diploma from the English Language Institute of the University of British Columbia. She is fluent in Mandarin and English.

“I am pleased to be part of China Education Alliance in this stage of rapid growth and profitability,” commented Ms. Liu, Chief Financial Officer of China Education Alliance. “The educational market in China is highly fragmented, remains in strong demand due to unevenly distributed resources and I look forward to adding my Fortune 500 experience to this attractive growth company.”

“We are pleased that Ms. Liu will be joining us as she brings with her significant experience in U.S. GAAP accounting at well respected companies,” commented Mr. Xiqun Yu, Chairman and CEO of China Education Alliance. “Her experience in working with U.S. listed Chinese companies and in-depth accounting experience will make her a valuable addition to our team.”

About China Education Alliance, Inc.

The Company is a leading distributor of educational resources offering high-quality materials and training and tutoring services through both online networks and an on-site training center in China. The Company’s online material products include on-line test preparation materials, researchers’ materials, study guides, and audio recordings. The Company also provides educational services through online and on-site channels, including exam-oriented after-school tutoring services, vocational education and employment education. The company is currently selling educational products and services to schools and universities, teachers and students. The Company’s website is: http://www.chinaeducationalliance.com .

Safe Harbor Statement

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Certain statements in this press release, constitute forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. These statements include, without limitation, statements regarding our ability to prepare the company for growth, the Company’s planned expansion in 2008 and predictions and guidance relating to the Company’s future financial performance. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs and are not a guarantee of future performance but they involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, which may include, but are not limited to, such factors as unanticipated changes in product demand especially in the education industry, pricing and demand trends for the Company’s products, changes to government regulations, risk associated with operation of the Company’s new facilities, risk associated with large scale implementation of the company’s business plan, the ability to attract new customers, ability to increase its product’s applications, cost of raw materials, downturns in the Chinese economy, the adoption by consumers of its new game business, the unproven advertising model that is dependent on attracting a large game user base, and other information detailed from time to time in the Company's filings and future filings with the United States Securities and Exchange Commission. Investors are urged to consider these factors carefully in evaluating the forward-looking statements herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by this cautionary statement. The forward-looking statements made herein speak only as of the date of this press release, readers are cautioned not to place undue reliance on any of them and the Company undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in the company’s expectations.

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